Exhibit 10.7
                                  ------------

     Lease Agreement between NetFabric and Silvermine, dated January 1, 2004


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                                 LEASE AGREEMENT

     THIS LEASE is dated as of January 1, 2004 between SILVERMINE INVESTORS LLC, having a place of business at 88 Rose Hill Avenue, Danbury, CT 06810-1157, (hereinafter referred to as "Landlord") and NET FABRIC of 645 Madison Avenue, New York, NY 10022, (hereinafter referred to as the "Tenant").

WHEREAS, the Landlord desires to lease to the Tenant that certain premises known as 67 FEDERAL ROAD, BUILDING A, SUITE 300, BROOKFIELD, CONNECTICUT.

(the "demised premises"); and

WHEREAS, the Tenant desires to enter into this lease agreement (the "Lease") pursuant to the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of One Dollar and other valuable considerations and of the mutual promises and covenants set forth herein, the Landlord and the Tenant agree as follows:

     1. TERM. The term of this Lease shall be for Two (2) years commencing JANUARY 1, 2004 and ending DECEMBER 31, 2005.

     2. ANNUAL RENT. The parties agree that in lieu of the Tenant paying annual rent to the Landlord from January 1, 2004 through December 31, 2005, said annual rent shall be in the form of shares of common stock in Net Fabric received by the Landlord from the Tenant.

     3. PAYMENT OF RENT. See paragraph 2 above.

     4. USE OF DEMISED PREMISES. The Tenant agrees to use the demised premises for general corporate offices. The Tenant further agrees that the Tenant shall not use or permit the demised premises to be used for any other purpose without the prior written consent of the Landlord which consent shall not be unreasonably withheld and without any appropriate zoning approval, if required. The Tenant further covenants and agrees that the Tenant will not use and will not store or keep any hazardous waste material on the demised premises.

     5. POSSESSION OF DEMISED PREMISES. The Landlord hereby agrees that upon the Tenant's making payments of the annual rent and any additional rent required hereunder and performing all of the covenants and conditions contained in this Lease, the Tenant shall have, hold and enjoy the demised premises for the term of this Lease.

     6. OPTION TO RENEW. The Tenant shall have one option to renew for one year to exercise the option, the Tenant, shall give the Landlord written notice prior to December 31, 2005. Provided Tenant is not then in default, Tenant shall have the option to extend the term of this Lease for a period of one (1) year.

     7. ASSIGNMENT BY TENANT. The Tenant shall not sublet or assign the demised premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. Notwithstanding any assignment or sublease, the Tenant's liability for the performance of any of the terms, conditions,


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covenants, and agreements contained herein to be performed by the Tenant shall remain in full force and effect.

     8. UTILITIES. All utilities and services furnished to the demised premises (i.e., the first floor), including, but not limited to, electricity, gas, heat, water and air conditioning, (the "Utilities") shall be paid for by the Tenant. The base charge for water will be calculated by taking the difference between current usage and usage once the Tenant has begun occupancy.

     9. DEFAULT BY TENANT. The Tenant shall pay to the Landlord the annual rent and any additional rent (both said annual rent and said additional rent hereinafter sometimes called or referred to as the "rent") at such times and in the manner set forth herein without any previous demand being required by the Landlord. If the Tenant does not pay the rent as set forth herein within ten days after it becomes due, or if the demised premises shall be deserted or vacated, or if the Tenant violates any of the conditions, covenants, terms or agreements set forth in this Lease, or any of the rules and regulations now or hereafter established by the Landlord, and such violation continues for more than ten days after the Landlord gives notice thereof to the Tenant, then the Tenant shall be deemed to be in default of the terms of this Lease and at the option of the Landlord, the Landlord may declare this Lease null and void. If the Landlord so declares this Lease null and void, then all rights of the Tenant to repossess and occupy the demised premises under this Lease shall be forfeited. The Landlord or its agents shall thereafter have the right to and may enter the demised premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefore. In addition the Landlord or its agent may relet the demised premises as the agent of the Tenant upon such terms as the Landlord deems satisfactory, and receive any rent therefore. No actions hereunder by the Landlord, including such reentry of the demised premises, shall operate to release the Tenant from any rent required to be paid hereunder or any covenants to be performed hereunder. In furtherance of the Landlord's reletting the demised premises, the Landlord is hereby authorized to make such repairs or alterations in or to the demised premises as the Landlord deems necessary to place the same in good order and condition. The Tenant agrees to be liable to the Landlord for any and all costs of such repairs or alterations, and all expenses relating to the Landlord's reletting the demised premises. If the Landlord relets the demised premises and any rent received by the Landlord as a result of said reletting is not sufficient to satisfy the rent which is the responsibility of the Tenant under this Lease, then the landlord, at the Landlords option, may demand the Tenant to pay such deficiency either month by month or in advance for the entire remaining term of this Lease. The Tenant shall not be entitled to any surplus which may accrue to the Landlord as a result of such reletting.

     10. VIOLATION OF COVENANTS, FORFEITURE OF LEASE. RE-ENTRY BY LANDLORD. The Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this Lease null and void and to re-enter upon the demised premises after the said breach or violation.


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     11. ATTORNEYS' FEES AND COSTS. The Tenant agrees to pay all costs and expenses, including reasonable attorneys' fees, incurred by the Landlord in enforcing any of the terms and covenants under this Lease. The Landlord agrees to pay all costs and expenses, including reasonable attorney's fees, incurred by the Tenant in enforcing any of the terms and covenants under this Lease.

     12. CONDITION OF DEMISED PREMISES. The Tenant acknowledges that the Tenant has inspected the demised premises, and except as otherwise set forth herein, accepts the demised premises in its present condition. The Tenant further acknowledges that neither the Landlord nor any agent of the Landlord has made any representations to the Tenant or the Tenant's agents as to the present or future condition of the demised premises. In addition, the Tenant specifically acknowledges that it will be responsible for the overhead doors to the premises for any repairs to the same during the term of the lease and said doors will be in good operating condition at the end of the Lease term.

     The Landlord will be responsible for structural repairs except for the overhead doors as stated above. The Landlord will also be responsible for maintenance repairs in excess of One Thousand Dollars ($1,000.00). The Tenant shall be responsible for all other maintenance repairs to the premises in connection with operating systems after the Landlord has all of the lighting systems in working order.

     13. ALTERATIONS TO DEMISED PREMISES. The Tenant agrees not to make any alterations, additions, or improvements to the demised premises (collectively hereinafter the "Alterations") without first obtaining the Landlord's prior written consent, which consent the Landlord shall not unreasonably withhold. The Landlord and the Tenant further agree that all Alterations made upon the demised premises either by the Landlord or the Tenant, whether temporary or permanent in character, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the demised premises as a part thereof at the termination of this Lease, without compensation to the Tenant. At the expiration of the term of this Lease the Tenant shall remove any trade fixtures and personal property (both referred to as "Personal Property") installed by the Tenant from the demised premises. The Tenant agrees to pay any cost and expense to repair any damage caused by the Tenant's removal of the Personal Property. Any Personal Property not so removed by the Tenant shall be deemed abandoned by the Tenant and shall become the property of the Landlord. However the Landlord shall still have the right to require the Tenant to remove the Personal Property at the Tenant's expense. The Landlord may, at its option, sell or destroy the Personal Property or at the expense of the Tenant, place the Personal Property in a public warehouse for the account of the Tenant. The Tenant hereby waives any of the Tenant's rights under all laws which may exempt the Tenant's Personal Property from execution, levy and sale. The Tenant further agrees to keep the demised premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material, hazardous waste material and other objectionable matter. The Tenant further agrees to keep the sidewalks and any paved area in front of the demised premises clean and free of obstructions, snow and ice.

     14. MECHANICS' LIENS. If as a result of any Alterations made by the Tenant a mechanic's lien is filed against the demised premises or any real property of which the demised premises is a part, the Landlord after thirty days notice to the Tenant, at its option, may terminate this Lease and pay said mechanic's


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lien, without inquiring into the validity thereof. Upon such payment by the
Landlord of such mechanic's lien the Tenant agrees to reimburse the Landlord, as additional rent hereunder, the total expense incurred by the Landlord in discharging such lien.

     15. IMPROVEMENTS. None.

     16. LANDLORD'S RIGHT TO ENTER AND/OR INSPECT. The Landlord or the Landlord's agents shall have the right to enter the demised premises at all reasonable hours to inspect the demised premises, or to make such repairs, additions or alterations to the demised premises as the Landlord deems necessary. The Landlord or the Landlord's agents shall also have the right to exhibit the demised premises to prospective purchasers and to erect a suitable "For Sale" sign on the demised premises, and during the last three months of the term of this Lease to show the demised premises to prospective tenants, and to place a suitable "For Rent" sign on the demised premises.

     17. DAMAGE TO DEMISED PREMISES. In the event a fire, explosion or other casualty (collectively, "Casualty") destroys the demised premises or the building in which the demised premises (collectively "Premises") are located or in the event of a Casualty which partially destroys the Premises so as to render the demised premises wholly untenantable or unfit for occupancy, or should the demised premises be so damaged by a Casualty so that the demised premises cannot be repaired within thirty days from the occurrence of such Casualty, then, at the option of the Landlord or Tenant, the term of this Lease shall cease and become null and void from the date of the Casualty. If the Landlord so exercises said option to terminate this Lease, then the Tenant shall immediately surrender the demised premises and all the Tenant's interest therein to the Landlord. The Tenant shall only be obligated to pay any rent due hereunder up to and including the date the Tenant so surrenders the demised premises. In the event the demised premises are damaged by a Casualty so that said demised premises can be repaired and made fit for occupancy within thirty days from the occurrence of such Casualty, the Landlord may enter and repair the demised premises, and any rent hereunder shall be abated only while the Landlord is making said repairs and the demised premises are wholly untenantable. In the event the demised premises are damaged by a Casualty but not so at to render the demised premises wholly untenantable and unfit for occupancy, then the Landlord agrees to repair the same within a reasonable period of time and the rent accrued and accruing shall not cease or terminate and shall be abated with respect to the purchase of the premises which are untenable. The Tenant shall immediately notify the Landlord in the event of the occurrence of a Casualty or any other damage to the Premises.

     18. EMINENT DOMAIN, CONDEMNATION.

          18.1 CONDEMNATION. If 15% or more of the demised premises or 25% or more of the building of which the demised premises are a part shall be acquired or condemned by right of eminent domain for any public or quasi public use or purpose, then Landlord at its election may terminate this Lease by giving notice to the Tenant of its election, and in such event rentals shall be apportioned and adjusted as of the date of condemnation. If the term of this Lease shall not be terminated as aforesaid, then the term of this Lease shall continue in full force and effect, and Landlord shall within a reasonable time after possession is physically taken (subject to delays due to shortage of labor, materials or equipment, labor difficulties, breakdown of equipment, government restrictions,


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fires, other casualties or other causes beyond the reasonable control of
Landlord exclusive of any financing) repair or rebuild what may remain of the demised premises for the occupancy of the Tenant during which time the rent shall be abated; and a just proportion of the Annual Base Rent shall be abated, according to the nature and extent of the damage to the demised premises, until what may remain of the demised premises shall be repaired and rebuilt as aforesaid; and thereafter a just proportion of the Annual Base Rent and any additional rent set forth in this Lease shall be abated, according to the nature and extent of the part of demised premises acquired or condemned, for the balance of the term of the Lease. However, if said condemnation makes the continued use of the demised premises for preparation of new cars not feasible, then the Tenant may vacate this Lease upon giving the Landlord written notice thereof within thirty (30) days after the Tenant receives notice of said condemnation.

          18.2 RESERVATION. The Landlord reserves to itself, and the Tenant assigns to the Landlord, all rights to damages accruing on account of any such taking or condemnation or by reason of any act of any public or quasi public authority for which damages are payable. The Tenant agrees to execute such instruments of assignment as may be required by the Landlord, to join with the Landlord in any petition for the recovery of damages, if requested by the Landlord, and to turn over to the Landlord any such damages that may be recovered in any such proceeding. If the Tenant shall fail to execute such instruments as may be required by the Landlord, or to undertake such other steps as may be requested as herein stated, then and in any such event, the Landlord shall be deemed the duly authorized irrevocable agent and attorney-in-fact of the Tenant to execute such instruments and undertake such steps as herein stated in and on behalf of the Tenant. It is agreed and understood, however, that the Landlord does not reserve to itself, and the Tenant does not assign to the Landlord and Tenant may make claim for and collect: (i) any damages payable for trade fixtures installed by the Tenant at its own cost and expense and which are not part of the realty; (ii) any expenses of removal or relocation resulting from such condemnation; (iii) the Tenant's unamortized cost of leasehold improvements; and/or (iv) loss of business and good will.

     19. LANDLORD'S LIABILITY. The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the real property of which the demised premises are a part. In addition the Landlord shall not be liable for the acts, omissions or negligence of other persons or tenants in and about the demised premises.

     20. TENANT OBSERVATION OF LAWS, RULES, REGULATIONS, ETC.

          20.1 The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, state, county and municipal authorities which are applicable to the Tenant's business as operated by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in the demised premises, or keep anything therein, which will hinder, obstruct or interfere with the rights of the Landlord or other tenants, or conflict with the regulations of any Federal, state, county or municipal authority or with any insurance policy in effect and covering the demised premises and the building, including any improvements thereto, in which the demised premises are located.


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          20.2 The Tenant agrees to abide by and observe any reasonable rules and regulations promulgated by the Landlord. Such rules and regulations shall also be observed by the Tenant's employees, agents, and invitees. The Landlord agrees to provide written notice to the Tenant of any such rules and regulations and of the time when they will become effective. The Landlord agrees that any such rules and regulations shall not deprive the Tenant of the Tenant's use and enjoyment of the demised premises consistent with the terms and conditions of this Lease.

     21. SIGNS. Without first obtaining the written consent of the Landlord and any approval required from any municipality, the Tenant shall not erect or place any sign, notice, advertisement or any other writing ("Sign") in any window or upon any part of the demised premises or of the building in which the demised premises are located. Any municipality approval needed for any such Sign shall be obtained by the Tenant at the Tenant's expense.

     22. SUBORDINATION AND ATTORNMENT.

          22.1 SUBORDINATION. This Lease is and shall be subject and subordinate at all times to the lien of any mortgage or mortgages which exist or may hereafter affect the Premises or the demised premises and to all renewals, modifications, amendments, consolidations, replacements, and extensions thereof. This Subordination is automatically effective at such time or times as future mortgage or mortgages, including all renewals, modifications, amendments, consolidations, replacements and extensions thereof, come into existence without the necessity for the Tenant to execute any further instruments. Any mortgage by the Landlord shall specifically exclude machinery, equipment or other property
(i) that is owned by the Tenant; or (ii) that has been leased by the Tenant pursuant to an equipment lease. The Tenant shall execute and deliver promptly upon the Landlord's request any instrument which may be reasonably required by the Landlord or its mortgagee in confirmation of such subordination.

          22.2 ATTORNMENT. The Tenant agrees that, upon written request of the holder of any note and mortgage secured by the Premises or the demised premises, if any, securing the note, the Tenant will agree in writing that (a) no action taken by the holder of the note to enforce the mortgage by reason of default thereunder shall terminate this Lease or invalidate or constitute a breach of any of the terms or conditions hereof, and (b) the Tenant will attorn to the purchaser at any foreclosure sale, to any person who acquires the demised premises as the result of a judgment of strict foreclosure, or to the grantee in any conveyance in lieu of foreclosure as the Landlord of the demised premises, and (c) the Tenant will, upon written request of such purchaser or grantee, execute such instruments as may be necessary or appropriate to evidence such attornment. Notwithstanding any provision herein to the contrary, the Tenant shall subordinate the lien of this Lease to the lien of each mortgagee and agree to attorn to the first mortgage only as long as the mortgagee executes a subordination and attornment agreement that contains a no disturbance agreement. Said no disturbance agreement shall provide that, as long as the Tenant is not in default, (i) the mortgagee shall not disaffirm this Lease, even if the mortgagee shall foreclose the mortgage; (ii) the Tenant shall be entitled to use and occupancy of the demised premises in accordance with the terms of this Lease; and (iii) the Tenant's possession shall not be disturbed by the mortgagee or any person whose rights are acquired as a result of foreclosure proceedings.


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          22.3 The Tenant acknowledges that he has obtained all necessary permits to operate its business at the demised premises.

     23. BANKRUPTCY OR INSOLVENCY OF TENANT. The Tenant agrees that if at any time during the term of this lease the Tenant becomes insolvent, is decreed to be bankrupt or makes any assignment for the benefit of creditors, or if a receiver is appointed for the Tenant, then the Landlord, at the Landlord's option, may terminate this lease. To exercise this option to terminate this Lease, the Landlord must give notice thereof ("Notice") to any trustee, receiver, or other person in charge of the liquidation of the Tenant's estate or property. The Landlord and Tenant agree that if the Landlord so terminates this Lease, such termination shall not discharge or release any rent payments required to be paid under this Lease or any liability then accrued pursuant to the terms, conditions or covenants of this Lease. If the Landlord terminates this Lease as set forth in this paragraph, then the Tenant agrees to vacate the demised premises within thirty (30) days from the receipt of the Notice by the Tenant.

     24. HOLDING OVER BY TENANT. After the expiration of the term of this Lease, if the Tenant does not vacate the demised premises, then such holding over by the Tenant shall not constitute a renewal or extension of this Lease. In such event the Landlord, at the Landlord's option, may treat the Tenant as a tenant occupying the demised premises on a month to month basis, subject to all the terms, covenants and conditions of this Lease, except as to the term thereof and the rent to be paid. In the event of the occurrence of such holding over, the Tenant agrees to pay monthly, in advance, the total of: a) two times one-twelfth of the annual rent in effect during the last year of the term of this Lease, and
b) any additional rent in effect as of the last month of the term of this Lease.

     25. NOTICES. If either party desires or is required to give notice to the other in connection with and according to the terms of this Lease, such notice shall be given by hand-delivery or by certified mail, return receipt requested, or by facsimile, and it shall be deemed given when received. Such notices shall be addressed as follows:

To the Landlord:    Roy Young
                    c/o Fairfield Processing
                    88 Rose Hill Avenue
                    Danbury, CT 06810

With a copy to:     Sanford Dean Kaufman, Esq.
                    Jones, Damia, Kaufman Et Als, LLC
                    301 Main ST
                    Danbury CT 06813

To the Tenant:      Philip Barak
                    Net Fabric
                    645 Madison Avenue
                    New York, NY 10022

With a copy to:


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Nothing herein contained shall be construed as prohibiting the parties respectively from changing the place at which notice is to be given, but no such change shall be effective unless and until it shall have been accomplished by written notice given in the manner set forth in this section.

     26. SECURITY DEPOSIT AND RETURN THEREOF. There is no security deposit.

     27. ADDITIONS AND ALTERATIONS. In the event that any state or municipal authority or any insurance company requires that additions or alterations of the demised premises be made as a result of the Tenant's occupation and use of the demised premises, including venting, or any other alterations, then the necessary alterations and additions shall be made by the Tenant, at the Tenant's expense, after the Landlord has agreed in writing that the changes and or additions may be made.

     28. BROKER'S COMMISSION. The Tenant warrants and represents that it has not had any dealings with any realtor, broker or agent in connection with the negotiation of this Lease. The Landlord warrants and represents that there is no outstanding listing agreement relative to the demised premises.

     29. GENERAL LIABILITY INSURANCE. The Tenant shall, at its own cost and expense, secure and maintain General Liability Insurance written on a so-called "Comprehensive" general liability form with bodily injury limits of not less than $500,000.00 per person, $1,000,000.00 per occurrence, and for a property damage limit of not less than $500,000.00 per occurrence with Tenant named as insured and with Landlord as an additional insured under the policy. The Tenant shall deliver or cause to be delivered to the Landlord, a certificate or certificates of General Liability Insurance effected by the Tenant under the terms hereof. Such certificates shall provide that in the event of termination of material changes in coverage, the Landlord shall be given ten (10) days advance notice in writing sent by mail to the address of the Landlord. If the Tenant shall at any time fail to take out, pay for, maintain, or deliver any of the insurance policies provided for herein, then after written notice to the Tenant and without waiving or releasing the Tenant from any obligations of the Tenant contained in this Lease, the Landlord may, but shall be under no obligation to, take out, pay for and maintain any of the insurance policies provided for herein, and take all such reasonable action thereon as may be necessary therefore. All sums so paid by the Landlord in performance of any such act shall constitute additional rent payable by the Tenant under this Lease and shall be paid by the Tenant to the Landlord on demand. Further, it is understood that in the event that the Tenant's business activities increase the insurance rate on the Landlord's building, then and in such an event the Tenant agrees to pay the full rate increase.

     30. TENANT'S WAIVER. Unless caused by the negligence or willful act or failure to act of Landlord or its agents or employees, the Tenant waives all claims against the Landlord for damages to the property of the Tenant, resulting from any reason whatsoever including but not limited to any equipment being out of repair, or from any act or neglect of any other tenant or occupant or any accident or theft in or about the demised premises.

     31. MISCELLANEOUS.


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          31.1 TENANT'S RIGHTS. Until this Lease has been signed by the Landlord and the Tenant, and an executed copy of this Lease has been delivered to the Landlord, no rights are to be conferred upon the Tenant.

31.2 FORCE MAJEURE. In the event that the Landlord or Tenant shall be delayed, hindered in, or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive government laws or regulations, riots, insurrection, the act, failure to act or default of the other party, war or other reason beyond their control exclusive of any financing, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

          31.3 ESTOPPEL CERTIFICATES. Either party shall, without charge, at any time and from time to time hereafter, within ten (10) days after the written request of the other, certify by written instrument duly executed and acknowledged to any mortgagee or purchaser or proposed mortgagee or proposed purchaser, or any other person, firm, or corporation specified in such request:

     (a) As to whether this Lease has been supplemented or amended, and, if so, the substance and manner of such supplement or amendment;

     (b) As to the validity and force and effect of this Lease, in accordance with its tenor as then constituted;

     (c) As to the existence of any default under this Lease;

     (d) As to the existence of any offsets, counterclaims, or defenses thereto on the part of such other party;

     (e) As to the commencement and expiration dates of the term of this Lease; and

     (f) As to any other matters as may reasonably be so requested. Any such certificate may be relied upon by the party who requested it and any other person, firm, or corporation to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party executing same.

          31.4 COVENANTS RUNNING WITH LAND. All covenants, promises, conditions, and obligations herein contained or implied by law are covenants running with the land and shall attach and bind and inure to the benefit of the Landlord and Tenant and their respective heirs, legal representatives, successors, and assigns, except as otherwise herein.

          31.5 NO WAIVER. No waiver of a breach of any of the covenants in this Lease shall be construed to be a waiver of any succeeding breach of the same covenant.

          31.6 ARREARS. All arrearage in the payment of rent shall bear interest from the end of any grace period at the rate of twelve (12%) per cent per annum until paid.


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          31.7 WRITTEN MODIFICATIONS. No modification, release, discharge, or waiver of any provisions of this Lease shall be of any force, effect, or value unless in writing signed by the Landlord, or its duly authorized agent or attorney.

          31.8 ENTIRE AGREEMENT. This Lease contains the entire agreement between parties as of this date. The execution hereof has not been induced by either party by representations, promises, or understandings not expressed herein and there are no collateral agreements, stipulations, promises, or undertakings whatsoever upon the respective parties in any way touching the subject matter of this Lease which are not expressly contained in this instrument.

          31.9 JOINT LIABILITY. If the parties upon either side (Landlord and Tenant) consist of more than one person, such persons shall be jointly and severally liable on the covenants of this Lease.

          31.10 LIABILITY CONTINUED. All references to the Landlord and the Tenant mean the parties who, from time to time, occupy the positions, respectively, of the Landlord and the Tenant, although this shall not be ..construed as relieving any parties of any liability incurred by them by reason of or in connection with their having been the Landlord or the Tenant at one time unless specifically released.

          31.11 GENDER. In all references herein to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require.

          31.12 LEASE PROVISIONS NOT EXCLUSIVE. All the rights and remedies set forth in this Lease are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

          31.13 BINDING ON HEIRS, SUCCESSORS, ETC. All of the terms, covenants and conditions of this Lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event the Landlord sells the premises in which the demised premises is located, the Landlord shall be entirely relieved of all obligations and liability under this Lease thenceforth, but any buyer of such premises shall purchase the same subject to this Lease.


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


     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, the day and year first above written.

Signed, Sealed and Delivered               LESSOR:
  In the presence                          Silvermine Investors, LLC


                                           By:
------------------------------                 ---------------------------------
                                               Roy Young


                                           LESSEE:
                                           Net Fabric


                                           By:
------------------------------                 ---------------------------------
                                               Philip Barak, CFO


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